UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Oppenheimer Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2014

Item 1.	Reports to Stockholders.

Annual Report 12/31/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Limited Term New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index	Barclays Municipal Bond Index	Bank of America Merrill Lynch Municipal Index (3-7 Years)
1-Year	7.16%	4.75%	3.19%	9.05%	3.22%
5-Year	3.46	2.99	3.44	5.16	3.42
10-Year	3.66	3.42	3.97	4.74	4.00

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call

1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

At the end of this reporting period, the Class A shares of Oppenheimer Rochester Limited Term New York Municipal Fund provided a tax-free distribution yield of 3.80% at net asset value (NAV). For New Yorkers in the top 2014 federal and state income tax brackets, the Fund delivered an amount comparable to a taxable investment with a yield of 6.53%; for high-income taxpayers in New York City, the amount was comparable to a taxable investment with a yield of 6.82%. At 7.16%, the annual total return at NAV for the Fund’s Class A shares exceeded the Barclays Municipal Bond 5-Year (4-6) Index, by 397 basis points this reporting period.

MARKET OVERVIEW

Overall, the muni market rallied during the 12 months ended December 31, 2014, thanks in part to positive reports from the Federal Reserve. It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities. According to a statement released December 17, 2014, the FOMC observed an expanding economy, solid job gains, a lower unemployment rate and increases in household and business spending. However, a range of labor market indicators suggested that labor resources continued to be underutilized and the recovery in the housing sector remained slow.

The committee’s concerns about falling energy prices, among other factors, played into its decision to maintain its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.80%
Dividend Yield with sales charge	3.72
Standardized Yield	3.37
Taxable Equivalent Yield	6.53
Last distribution (12/31/14)	$0.01
Total distributions (1/1/14 to 12/31/14)	$0.1160
Endnotes for this discussion begin on page 14 of this report

3 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Also in December 2014, the Fed slightly modified its long-standing assurance that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. In its end-of year assessment, the FOMC said it could be “patient” about normalizing its stance on monetary policy, especially if projected inflation continues to run below the committee’s longer-run goal of 2%. At a press conference following the December 2014 meeting, Fed Chair Janet Yellen said it would be unlikely for policymakers to consider an increase in the Fed’s benchmark short-term rate before its April meeting.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of December 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.05%, down 136 basis points from December 31, 2013. The average yield on 10-year, AAA-rated muni bonds was 2.07% on December 31, 2014, down 72 basis points from the December 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 4 basis points from the December 2013 date.

In New York State, Governor Andrew Cuomo was elected for a second 4 year term in November 2014. Earlier in the reporting period, he announced that the state had passed its fourth consecutive on-time budget. The $138 billion spending plan for fiscal year 2015 earmarked $300 million for pre-kindergarten in New York City and called for the state to redirect $40 million from transit operations to pay for debt service on $2.4 billion of bonds issued by the Metropolitan Transit Authority (MTA) in 2002. Overall, the state’s annual spending is expected to be 2% higher in fiscal 2015, which began April 1, 2014, than it was in fiscal 2014.

In October 2014, New York State sold $1 billion of sales tax revenue bonds. Following credit rating upgrades from all 3 major credit rating agencies, these 30-year bonds were sold at the best rates in more than 50 years. The bonds were sold to finance previously authorized capital projects such as higher education facilities, highway and bridge projects, library construction, court facilities and hazardous waste remediation.

Moody’s Investors Service, citing New York State’s fourth consecutive on-time budget and a decline in outstanding state-related debt as a percentage of personal income, upgraded the state’s general obligation (G.O.) bonds to Aa1. The credit rating agency said that “New York has reversed historical financial management patterns and now benefits from

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a sustained record of on-time budgets, contained spending growth, and lack of relying on external borrowing for liquidity purposes.” Fitch Ratings upgraded New York to AA-plus, its highest ever rating for the state, and Standard & Poor’s also upgraded the G.O.s to AA-plus.

The state’s first 10-year Statewide Capital Plan was released during this reporting period. It called for $9.4 billion in fiscal year 2015 capital infrastructure spending that would be financed through bond sales and “pay-as-you-go” funding.

In late June 2014, New York City’s Mayor de Blasio and the City Council agreed on a $75 billion, “social-justice themed” budget for its fiscal 2015. Spending in the new budget rose $5 billion and included a new 9-year contract with the United Federation of Teachers. The spending plan also set aside $6.2 million to hire 200 new civilian police administrative aides to relieve 200 police officers from desk jobs, and extended the free school lunch program to all of New York City’s middle school students.

In November 2014, the New York City Transitional Finance Authority (TFA) sold $850 million of future tax secured, fixed-rate subordinate bonds, including $700 million of tax-exempt new money bonds and $150 million of taxable new money bonds. S&P and Fitch rated the TFA subordinate lien bonds at AAA, and Moody’s Investors Service’s rating was Aa1. Also in November 2014, the New York City Municipal Water Finance Authority

came to market with $375 million of new water and sewer system revenue bonds, rated AA-plus by both S&P and Fitch.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 775 securities as of December 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 3.80% at net asset value as of December 31, 2014. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was nine-tenths of 1 cent per share at the outset of the reporting period, increased

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to 0.95 cents per share beginning with the February 2014 payout and again to 1 cent per share with the August 2014 payout. In all, the Fund distributed 11.6 cents per Class A share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.8% of the Fund’s total assets (21.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings, as discussed later in this report.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Our holdings in bonds issued in Puerto Rico contributed favorably to performance this reporting period.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

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In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

During this reporting period, we filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period as the media focused on the Recovery Act and the potential for debt restructuring. While most of the muni bonds issued by Puerto Rico faced some pricing pressure during this reporting period, the tide turned for many of the island’s securities before the end of 2014 and prices were rallying.

Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester

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municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/RochesterFunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 17.3% of the Fund’s total assets (17.4% of net assets) at the end of this reporting period and contributed favorably to the Fund’s total return this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of December 31, 2014, the Fund’s holdings in this sector represented 11.6% of total assets (11.7% of net assets). This sector also contributed favorably to performance this reporting period.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 10.0% of the Fund’s total assets (10.2% of net assets) as of December 31, 2014. The Fund’s holdings in this sector include bonds issued by many municipalities in New York State as well as bonds issued by the Commonwealth of Puerto Rico. For the reporting period ending December 31, 2014, the G.O. sector contributed favorably to the Fund’s total return.

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The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 9.8% of total assets (9.9% of net assets) as of December 31, 2014. The bonds in this sector, including some issued in Puerto Rico, are used to build and maintain roadways and highway amenities. The sector as a whole and the PRHTA bonds in particular made favorable contributions to the Fund’s performance this reporting period.

As of December 31, 2014, the Fund was invested in the hospital/healthcare sector, which represented 8.6% of its total assets (8.7% of net assets). Our holdings in this sector consist of securities across the credit spectrum, and the bonds contributed favorably to the Fund’s total return this reporting period.

At the end of this reporting period, the Special Tax sector represented 6.8% of the Fund’s total assets (6.9% of net assets) and included some securities issued in Puerto Rico. The Fund’s holdings in this sector are backed by various taxes, all of which have had consistently strong cash flows that must be used to cover the debt service obligations and have consistently done so. The sector as a whole and the Special Tax bonds issued in Puerto Rico in particular were positive contributors to Fund performance this reporting period.

As of December 31, 2014, holdings in the electric utilities sector represented 6.4% of total assets (6.4% of net assets). This sector, which included securities issued by PREPA as well as securities issued in New York State, Guam and the U.S. Virgin Islands, was one of two sectors that detracted from the Fund’s performance this reporting period.

The Fund continued to be invested in the higher education sector this reporting period. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. At the end of this reporting period, the Fund’s holdings in this sector represented 4.8% of total assets (4.9% of net assets) and contributed favorably to total return.

The Fund’s investments in government appropriations bonds represented 3.2% of the Fund’s total assets (3.2% of net assets) as of December 31, 2014. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. The Fund’s holdings in this sector, which included bonds issued in New York State, Guam and the Commonwealth of Puerto Rico, detracted from the Fund’s overall performance this reporting period.

During this reporting period, the Fund maintained a small investment (less than 2%) in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in

9 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of December 31, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

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We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team:

Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco-Master Settlement Agreement	17.3%
Marine/Aviation Facilities	11.6
General Obligation	10.0
Highways/Commuter Facilities	9.8
Hospital/Healthcare	8.6
Special Tax	6.8
Electric Utilities	6.4
Higher Education	4.8
Water Utilities	3.3
Airlines	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub-Adviser-Rated	Total
AAA	6.1%	1.7%	7.8%
AA	37.4	0.0	37.4
A	14.1	1.8	15.9
BBB	19.7	1.9	21.6
BB or lower	17.2	0.1	17.3
Total	94.5	5.5	100.0

The percentages above are based on the market value of the securities as of December 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 12/31/14

	Without Sales Charge	With Sales Charge
Class A	3 .80%	3.72%
Class B	3 .07	N/A
Class C	2 .96	N/A
Class Y	4 .09	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/14

Class A	3 .37%
Class B	2 .85
Class C	2 .72
Class Y	3 .70

TAXABLE EQUIVALENT YIELDS

As of 12/31/14

Class A	6 .53%
Class B	5 .52
Class C	5 .27
Class Y	7 .17

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	7.16%	3.46%	3.66%	4.95%
Class B (LTBBX)	5/1/97	6.04	2.54	3.19	4.04
Class C (LTNCX)	5/1/97	6.05	2.63	2.86	3.49
Class Y (LTBYX)	3/30/11	7.42	N/A	N/A	3.93

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	4.75%	2.99%	3.42%	4.85%
Class B (LTBBX)	5/1/97	2.04	2.36	3.19	4.04
Class C (LTNCX)	5/1/97	5.05	2.63	2.86	3.49
Class Y (LTBYX)	3/30/11	7.42	N/A	N/A	3.93

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of that of the BofA Merrill Lynch Municipal Bond Index (3-7 Years), which consists of municipal bonds having remaining maturities of between 3 and 7 years. The Fund’s performance is also compared to the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market, and to the 4- to 6-year component of the broader Barclays index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.010 for the 36-day accrual period ended December 31, 2014. The yield without sales charge for Class A shares is

14 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

calculated by dividing annualized dividends by the Class A net asset value on December 31, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0081, $0.0077 and $0.0108, respectively, for the 36-day accrual period ended December 31, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended December 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New York combined tax rate of 48.4% for New York State residents and 50.6% for New York City residents. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Class A	$1,000.00	$1,031.50	$4.10
Class B	1,000.00	1,024.60	7.79
Class C	1,000.00	1,024.50	7 .94
Class Y	1,000.00	1,032.80	2 .87

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.17	4.08
Class B	1,000.00	1,017.54	7.76
Class C	1,000.00	1,017.39	7.91
Class Y	1,000.00	1,022.38	2.86

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.52
Class C	1.55
Class Y	0.56

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without waivers or reimbursements and reduction to custodian expenses, if applicable.

17 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS December 31, 2014

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—100.5%
New York—70.4%
$50,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%		07/01/2021	07/01/2016	A	$50,287
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000		11/15/2025	11/15/2020	A	236,312
215,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.400		12/01/2018	01/31/2015	A	215,514
420,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.550		04/01/2015	04/01/2015		421,453
1,365,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.500		04/01/2018	12/06/2016	A	1,393,337
590,000	Albany, NY IDA (H. Johnson Office Park)[1]	5.750	[2]	03/01/2018	12/09/2015	A	610,025
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.750		11/15/2022	11/15/2017	A	3,371,970
190,000	Allegany County, NY IDA (Alfred University)[1]	5.000		08/01/2028	02/01/2015	A	190,262
20,000	Blasdell, NY Water System[1]	5.125		06/15/2017	01/31/2015	A	20,081
25,000	Blue Point, NY Fire District	4.625		08/01/2015	02/01/2015	A	25,089
400,000	Brookhaven, NY IDA (Enecon Corp.)[1]	5.800		11/01/2018	06/03/2017	B	403,100
1,355,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2019	07/15/2019		1,563,426
1,400,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2018	07/15/2018		1,582,462
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2017	07/15/2017		2,563,940
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750		10/01/2026	04/01/2021	A	1,622,079
1,325,000	Build NYC Resource Corp. (Pratt Paper)[1]	3.750		01/01/2020	11/04/2017	B	1,346,094
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)	4.750		12/15/2026	12/15/2022	A	2,215,160
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2025	07/01/2022	A	2,019,828
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2026	07/01/2022	A	1,946,604
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2024	07/01/2022	A	1,659,464
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2028	07/01/2022	A	1,985,353
600,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2021	08/01/2021		694,830
500,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2022	08/01/2022		583,035
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2032	08/01/2022	A	1,105,780
140,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.250		11/01/2015	11/01/2015		141,229
500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000		05/01/2023	05/01/2016	A	517,810

18 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$20,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000%	11/01/2029	01/31/2015	A	$20,052
10,000	Cornwall on Hudson, NY1	5.000	07/15/2015	07/15/2015		10,241
10,000	Deerfield, NY GO1	5.500	06/15/2018	06/15/2016	A	10,441
15,000	Deerfield, NY GO1	5.500	06/15/2019	06/15/2016	A	15,605
15,000	Deerfield, NY GO1	5.500	06/15/2020	06/15/2016	A	15,571
10,000	Deerfield, NY GO1	5.500	06/15/2017	06/15/2016	A	10,491
10,000	Deerfield, NY GO1	5.500	06/15/2015	06/15/2015		10,188
10,000	Deerfield, NY GO1	5.500	06/15/2016	06/15/2016		10,537
3,250,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	02/13/2020	A	3,424,492
1,135,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[1]	4.800	08/01/2019	02/01/2015	A	1,160,390
510,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500	08/01/2033	08/01/2016	A	519,348
1,155,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.150	08/01/2016	02/04/2016	B	1,194,247
135,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	01/31/2015	A	135,420
2,595,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2029	05/01/2018	A	2,960,298
500,000	Erie County, NY Public Improvement District	5.000	04/01/2025	04/01/2022	A	574,895
700,000	Erie County, NY Public Improvement District	5.000	04/01/2026	04/01/2022	A	802,746
600,000	Erie County, NY Public Improvement District	5.000	04/01/2023	04/01/2022	A	698,994
525,000	Erie County, NY Public Improvement District	5.000	04/01/2024	04/01/2022	A	606,716
9,750,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2038	09/11/2029	B	7,937,280
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	03/31/2024	B	26,383,115
185,000	Essex County, NY IDA (North Country Community College Foundation)[1]	4.600	06/01/2015	06/01/2015		187,705
145,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	4.600	06/01/2015	06/01/2015		147,214
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	938,841
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	A	584,480
905,000	Glen Cove, NY GO1	6.250	04/01/2025	04/01/2016	A	934,422
750,000	Glen Cove, NY GO	6.250	04/01/2024	04/01/2016	A	774,937
1,105,000	Glen Cove, NY GO1	6.250	04/01/2026	04/01/2016	A	1,140,470
10,000	Glen Falls, NY GO1	5.250	04/01/2018	04/01/2015	A	10,076
270,000	Gloversville, NY GO1	5.800	03/15/2017	03/15/2015	A	273,067
285,000	Gloversville, NY GO1	5.800	03/15/2018	03/15/2015	A	286,029
50,000	Gloversville, NY GO1	5.800	03/15/2015	03/15/2015		50,576
75,000	Hempstead Village, NY GO1	5.000	09/15/2021	09/15/2016	A	77,885

19 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$75,000	Hempstead Village, NY GO1	5.000%	09/15/2019	09/15/2016	A	$78,529
75,000	Hempstead Village, NY GO1	5.000	09/15/2023	09/15/2016	A	77,467
75,000	Hempstead Village, NY GO1	5.000	09/15/2022	09/15/2016	A	77,614
75,000	Hempstead Village, NY GO1	5.000	09/15/2017	09/15/2016	A	79,344
75,000	Hempstead Village, NY GO1	5.000	09/15/2020	09/15/2016	A	78,189
75,000	Hempstead Village, NY GO1	5.000	09/15/2018	09/15/2016	A	78,932
350,000	Hempstead, NY IDA (Peninsula Counseling Center)[1]	5.750	11/01/2018	05/28/2017	B	349,013
20,000	Hudson Falls, NY Central School District[1]	4.750	06/15/2019	06/15/2019		22,095
250,000	Jamestown, NY GO1	5.000	08/01/2024	02/01/2015	A	250,497
250,000	Jamestown, NY GO1	5.000	08/01/2025	02/01/2015	A	250,485
230,000	L.I., NY Power Authority[1]	6.000	05/01/2033	05/01/2019	A	269,100
480,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	04/01/2019	A	561,374
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	A	282,030
19,945,000	L.I., NY Power Authority, Series A	5.000	09/01/2026	09/01/2022	A	22,980,031
5,850,000	L.I., NY Power Authority, Series A1	5.000	12/01/2025	06/01/2016	A	6,162,507
100,000	L.I., NY Power Authority, Series A1	5.250	12/01/2020	06/01/2016	A	106,938
1,700,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	04/01/2019	A	1,930,792
4,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2024	09/01/2022	A	4,667,760
10,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2027	09/01/2022	A	11,454,800
14,825,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	09/01/2022	A	16,890,715
185,000	Lackawanna, NY Hsg. Authority[1]	5.000	09/01/2015	09/01/2015		190,013
1,010,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	6.000	07/01/2030	01/31/2015	A	1,011,000
2,210,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	5.875	07/01/2022	01/31/2015	A	2,213,028
75,000	Livonia, NY GO1	5.000	06/15/2025	06/15/2017	A	78,828
90,000	Livonia, NY GO1	5.000	06/15/2024	06/15/2017	A	94,763
80,000	Livonia, NY GO1	5.000	06/15/2022	06/15/2017	A	84,539
85,000	Livonia, NY GO1	5.000	06/15/2023	06/15/2017	A	89,662
70,000	Livonia, NY GO1	5.000	06/15/2020	06/15/2017	A	74,675
75,000	Livonia, NY GO1	5.000	06/15/2021	06/15/2017	A	79,663
395,000	Lockport City, NY GO1	5.000	10/15/2018	10/15/2018		426,628
415,000	Lockport City, NY GO1	5.000	10/15/2019	10/15/2019		455,189
375,000	Lockport City, NY GO1	5.000	10/15/2017	10/15/2017		398,655
355,000	Lockport City, NY GO1	5.000	10/15/2016	10/15/2016		369,630
25,000	Long Beach, NY GO1	4.000	07/15/2016	07/15/2015	A	25,406
35,000	Lyncourt, NY Fire District[1]	6.000	10/15/2016	04/15/2015	A	35,484
2,000,000	Lyons, NY Community Health Initiatives Corp.[1]	5.550	09/01/2024	01/31/2015	A	2,028,680
50,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2015	06/01/2015		50,213
2,065,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2022	06/01/2015	A	2,099,898
835,000	Madison County, NY IDA (Oneida Healthcare Center)	5.500	02/01/2016	02/01/2015	A	837,622

20 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$15,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)[1]	4.000%	01/01/2016	01/31/2015	A	$15,029
10,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)[1]	4.000	01/01/2018	01/31/2015	A	10,011
5,000	Monroe County, NY GO	4.900	06/01/2015	01/31/2015	A	5,020
25,000	Monroe County, NY GO1	5.750	06/01/2015	01/31/2015	A	25,115
5,000	Monroe County, NY GO1	5.000	06/01/2017	01/31/2015	A	5,020
400,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2026	12/01/2022	A	453,152
660,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2028	12/01/2022	A	743,470
345,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2027	12/01/2022	A	389,919
405,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	02/01/2015	A	406,239
185,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.000	07/01/2016	01/05/2016	B	181,043
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	219,874
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2023	06/01/2022	A	703,603
25,000	Monroe County, NY Water Authority	5.250	08/01/2016	02/01/2015	A	25,105
7,800,000	Monroe, NY Newpower Corp.[1]	6.375	01/01/2024	07/01/2015	A	7,887,126
280,000	Mount Vernon, NY IDA (Kings Court)[1]	5.125	12/01/2023	01/31/2015	A	281,842
975,000	Mount Vernon, NY IDA (Macedonia Towers)[1]	5.125	12/01/2023	01/31/2015	A	981,250
300,000	Nassau County, NY IDA (ACDS)[1]	6.000	12/01/2019	09/25/2016	A	301,077
300,000	Nassau County, NY IDA (ACDS)[1]	5.950	11/01/2022	11/01/2019	A	301,500
125,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.000	11/01/2016	01/31/2015	A	125,142
140,000	Nassau County, NY IDA (ALIA-CRR)[1]	7.000	11/01/2016	01/31/2015	A	140,160
30,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.000	11/01/2016	01/31/2015	A	30,034
125,000	Nassau County, NY IDA (ALIA-HKSB)[1]	7.000	11/01/2016	01/31/2015	A	125,142
1,400,000	Nassau County, NY IDA (CSMR)[1]	5.950	11/01/2022	11/01/2019	A	1,407,000
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950	11/01/2022	11/01/2019	A	201,000
125,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.000	11/01/2017	11/01/2017		125,195
17,015,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)	5.250	06/01/2027	01/31/2015	A	17,080,848
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950	11/01/2022	11/01/2019	A	201,000
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2021	03/01/2020	A	558,220
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150	11/01/2022	11/01/2019	A	507,045
20,000	Nassau County, NY IDA (United Veteran’s Beacon House)[1]	6.000	11/01/2017	11/01/2017		20,358

21 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$245,000	Nassau County, NY IDA (WORCA)[1]	6.000%		12/01/2019	09/28/2016	A	$245,889
50,000	Nassau County, NY IDA, Series C1	6.000		12/01/2019	10/10/2016	A	50,181
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2027	07/01/2022	A	6,320,054
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)	5.000		07/01/2027	07/01/2022	A	4,998,285
15,000	New Paltz, NY Central School District	4.500		06/01/2016	01/31/2015	A	15,050
10,560,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250		07/01/2027	07/01/2015	A	10,568,237
3,935,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.500		07/01/2019	07/01/2015	A	3,960,066
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750		02/01/2032	02/01/2015	A	2,539,563
720,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650		08/01/2020	02/01/2015	A	722,326
135,000	Niagara County, NY IDA (Affinity Foxwood Place)[1]	4.350		01/20/2017	01/21/2016	B	137,670
600,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	01/31/2015	A	601,056
2,045,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2021	06/15/2015	A	2,088,068
870,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2022	06/15/2015	A	888,079
200,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2025	06/15/2015	A	203,896
3,965,000	Niagara Falls, NY City School District (High School Facilities)[1]	5.000		06/15/2023	06/15/2015	A	4,045,926
1,000,000	Niagara Falls, NY Public Water Authority[1]	5.500		07/15/2034	07/15/2015	A	1,011,450
45,000	Niagara Falls, NY Public Water Authority[1]	5.000		07/15/2024	07/15/2015	A	45,512
320,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2026	05/01/2022	A	354,320
2,100,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.338	[2]	04/01/2024	01/07/2015	A	1,974,000
200,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.328	[2]	04/01/2024	01/22/2015	A	189,000
890,000	North Babylon, NY Volunteer Fire Company[1]	5.750		08/01/2022	02/01/2015	A	890,329
400,000	NY Capital District Youth Center[1]	6.000		02/01/2017	02/01/2015	A	401,616
125,000	NY Convention Center (Hotel Unit)[1]	5.000		11/15/2026	11/15/2015	A	129,387
3,295,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	05/31/2015	A	3,294,670
4,390,000	NY Counties Tobacco Trust I	6.500		06/01/2035	05/31/2015	A	4,389,780
4,670,000	NY Counties Tobacco Trust I	6.300		06/01/2019	05/31/2015	A	4,669,533
2,120,000	NY Counties Tobacco Trust II (TASC)[1]	6.000		06/01/2015	06/01/2015		2,115,082
2,330,000	NY Counties Tobacco Trust II (TASC)[1]	6.000		06/01/2016	06/01/2016		2,325,503

22 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$800,000	NY Counties Tobacco Trust II (TASC)[1]	5.750%	06/01/2043	01/31/2015	A	$803,816
910,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	01/31/2015	A	911,228
6,140,000	NY Counties Tobacco Trust II (TASC)[1]	5.250	06/01/2025	01/31/2015	A	6,148,289
18,575,000	NY Counties Tobacco Trust III	6.000	06/01/2043	05/31/2015	A	18,574,628
3,965,000	NY Counties Tobacco Trust III[1]	5.750	06/01/2033	05/31/2015	A	3,964,960
1,895,000	NY Counties Tobacco Trust IV1	4.250	06/01/2021	06/01/2015	A	1,894,962
38,400,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250	06/01/2041	01/07/2029	B	34,836,096
4,520,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	05/07/2020	B	4,286,271
5,000	NY MTA Commuter Facilities, Series 7[1]	5.625	07/01/2016	01/31/2015	A	5,167
300,000	NY MTA, Series 2008C1	6.250	11/15/2023	11/15/2018	A	359,349
7,150,000	NY MTA, Series A1	5.000	11/15/2026	11/15/2017	A	7,941,648
2,500,000	NY MTA, Series A	5.000	11/15/2029	05/15/2023	A	2,906,850
12,475,000	NY MTA, Series A1	5.250	11/15/2029	05/15/2016	A	13,244,957
10,785,000	NY MTA, Series A1	5.000	11/15/2026	05/15/2016	A	11,445,797
100,000	NY MTA, Series B1	5.000	11/15/2023	11/15/2016	A	108,196
10,000,000	NY MTA, Series C	5.000	11/15/2029	11/15/2022	A	11,725,500
5,000,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	5,831,700
14,000,000	NY MTA, Series C	5.000	11/15/2028	11/15/2022	A	16,459,240
23,000,000	NY MTA, Series D	5.000	11/15/2027	11/15/2019	A	26,455,980
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,771,560
20,000,000	NY MTA, Series D	5.000	11/15/2029	11/15/2022	A	23,451,000
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,705,000
11,800,000	NY MTA, Series D-1	5.000	11/01/2026	11/01/2022	A	14,017,220
5,075,000	NY MTA, Series D-1	5.000	11/01/2028	11/01/2022	A	5,962,465
2,230,000	NY MTA, Series F1	5.000	11/15/2030	11/15/2015	A	2,303,858
16,845,000	NY MTA, Series F1	5.000	11/15/2027	11/15/2022	A	19,941,111
5,000,000	NY MTA, Series H1	5.000	11/15/2030	11/15/2022	A	5,831,700
1,440,000	NY Oneida Healthcare Corp. (Oneida Health Systems)	5.500	02/01/2016	02/01/2015	A	1,446,235
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	A	1,121,350
5,000,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2028	11/15/2022	A	5,967,900
4,000,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2029	11/15/2022	A	4,752,920
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	3,018,104
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	11/15/2022	A	1,778,790
8,000,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2026	05/15/2023	A	9,538,000
50,000,000	NY TSASC, Inc. (TFABs)[3]	5.000	06/01/2026	12/23/2021	A	50,034,800
14,740,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	07/07/2030	B	12,294,339
139,465,000	NY TSASC, Inc. (TFABs)[1]	4.750	06/01/2022	06/01/2016	A	139,465,000
135,000	NY Valley Health Devel. Corp.	6.750	05/20/2022	01/31/2015	A	137,071
28,685,000	NYC GO3	5.000	08/01/2027	02/01/2023	A	33,714,214
45,000	NYC GO1	7.750	08/15/2027	02/15/2015	A	45,399
18,760,000	NYC GO3	5.000	08/01/2026	02/01/2023	A	22,154,247

23 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$20,810,000	NYC GO1	5.000%	08/01/2024	08/01/2016	A	$22,291,880
5,000	NYC GO1	5.000	08/01/2024	02/01/2016	A	5,256
670,000	NYC GO1	5.000	08/01/2030	08/01/2015	A	687,668
205,000	NYC GO1	5.000	08/01/2024	08/01/2016	A	219,969
1,995,000	NYC GO1	5.000	08/01/2024	02/01/2016	A	2,093,174
10,000	NYC GO	5.500	11/15/2037	01/31/2015	A	10,042
5,000	NYC GO	5.500	02/15/2026	01/31/2015	A	5,021
10,000	NYC GO	5.500	02/15/2026	01/31/2015	A	10,043
500,000	NYC GO1	5.000	08/01/2022	08/01/2015	A	513,770
22,970,000	NYC GO3	5.000	08/01/2026	02/01/2023	A	27,125,962
26,090,000	NYC GO3	5.000	08/01/2027	02/01/2023	A	30,664,360
5,000	NYC GO	5.125	08/01/2022	02/01/2015	A	5,020
5,000	NYC GO	6.000	02/15/2024	01/31/2015	A	5,024
20,000	NYC GO1	5.000	08/01/2030	08/01/2015	A	20,568
19,505,000	NYC GO1	5.000	08/01/2028	08/01/2019	A	22,312,160
8,065,000	NYC GO1	5.000	08/01/2023	08/01/2019	A	9,309,188
7,820,000	NYC GO	5.000	10/01/2031	10/01/2022	A	9,066,899
6,350,000	NYC GO	5.000	08/01/2030	08/01/2022	A	7,404,544
4,000,000	NYC GO	5.000	10/01/2030	10/01/2022	A	4,677,400
9,500,000	NYC GO1	5.250	04/01/2028	04/01/2019	A	10,899,065
50,000	NYC GO	5.875	06/01/2019	01/31/2015	A	50,232
55,000	NYC GO1	5.875	08/01/2019	02/01/2015	A	55,255
5,000	NYC GO	5.500	06/01/2028	01/31/2015	A	5,021
6,500,000	NYC GO1	5.125	12/01/2024	12/01/2017	A	7,319,845
5,000	NYC GO	5.750	08/01/2018	02/01/2015	A	5,023
5,000	NYC GO1	5.000	08/01/2023	08/01/2015	A	5,137
6,675,000	NYC GO1	5.000	06/01/2023	06/01/2015	A	6,806,097
90,000	NYC GO1	5.000	09/01/2023	09/01/2015	A	92,826
230,000	NYC GO1	5.000	06/01/2018	06/01/2015	A	234,582
2,000,000	NYC GO1	5.000	08/01/2029	08/01/2022	A	2,342,660
1,100,000	NYC GO1	5.000	08/01/2027	02/01/2022	A	1,290,542
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	5,075,264
200,000	NYC HDC (Multifamily Hsg.)[1]	6.250	11/01/2023	11/01/2018	A	218,856
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	1,987,141
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200	11/01/2035	05/01/2018	A	267,992
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000	11/01/2030	05/01/2018	A	1,549,140
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2028	05/01/2018	A	5,008,651
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2018	05/01/2018	A	32,267
225,000	NYC HDC (Multifamily Hsg.)[1]	5.150	11/01/2037	05/01/2017	A	227,653
2,805,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2027	05/01/2017	A	2,946,120
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	01/31/2015	A	35,069
2,500,000	NYC HDC, Series B1[1]	5.100	11/01/2027	05/01/2017	A	2,620,000
2,215,000	NYC HDC, Series C1	5.000	11/01/2026	11/01/2015	A	2,244,592
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	A	41,535,318
215,000	NYC IDA (Calhoun School)	6.250	12/01/2016	06/05/2016	B	231,398
165,000	NYC IDA (Center for Elimination of Family Violence)[1]	6.250	11/01/2016	05/08/2016	B	166,726
1,865,000	NYC IDA (Chapin School)[1]	4.800	11/01/2018	08/08/2016	A	1,917,239

24 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$35,000	NYC IDA (College of Mount St. Vincent)[1]	4.750%		06/01/2025	01/31/2015	A	$35,042
1,210,000	NYC IDA (Comprehensive Care Management)[1]	5.750		11/01/2018	05/01/2015	A	1,222,064
970,000	NYC IDA (Comprehensive Care Management)[1]	5.750		08/01/2018	05/01/2015	A	979,661
115,000	NYC IDA (Comprehensive Care Management)[1]	5.625		11/01/2015	11/01/2015		118,688
90,000	NYC IDA (Comprehensive Care Management)[1]	5.625		11/01/2015	11/01/2015		92,886
1,260,000	NYC IDA (Comprehensive Care Management)[1]	5.750		05/01/2019	05/01/2015	A	1,271,390
470,000	NYC IDA (Guttmacher Institute)[1]	5.250		12/01/2016	12/01/2016		476,039
400,000	NYC IDA (Independent Living Assoc.)[1]	6.200		07/01/2020	07/01/2015	A	405,180
205,000	NYC IDA (Manhattan Community Access Corp.)[1]	5.250		12/01/2016	06/05/2016	B	205,898
1,130,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375		11/01/2016	05/07/2016	B	1,163,945
935,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375		11/01/2018	05/29/2017	B	972,381
190,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375		11/01/2018	05/21/2017	B	197,596
1,200,000	NYC IDA (Metropolitan College of New York)[1]	5.750		03/01/2020	03/01/2015	A	1,215,456
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125		11/01/2035	01/31/2015	A	5,876,906
4,585,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125		11/01/2025	01/31/2015	A	4,595,133
660,000	NYC IDA (New York Institute of Technology)	5.250		03/01/2018	01/31/2015	A	662,614
120,000	NYC IDA (Packer Collegiate Institute)[1]	5.000		06/01/2022	01/31/2015	A	120,202
75,000	NYC IDA (Polytechnic University)[1]	4.550		11/01/2018	11/01/2017	A	81,738
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125		01/01/2029	01/01/2019	A	230,356
445,000	NYC IDA (Reece School)[1]	6.500		12/01/2017	12/01/2015	A	462,511
2,290,000	NYC IDA (Rosco, Inc.)	5.625		06/01/2022	03/25/2019	B	2,345,670
4,750,000	NYC IDA (Samaritan Aids Services)[1]	5.000		11/01/2024	01/31/2015	A	4,760,022
200,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	5.800		07/01/2023	10/13/2021	B	197,250
200,000	NYC IDA (Stallion)[1]	5.500		11/01/2017	11/10/2016	B	198,448
305,000	NYC IDA (Stallion)	5.000		11/01/2016	11/01/2016		302,587
1,170,000	NYC IDA (Studio School)[4]	6.250		11/01/2018	06/02/2017	B	939,299
10,250,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2021	01/01/2016	D	10,742,102
48,790,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2024	01/01/2016	D	51,036,779
11,820,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2018	01/01/2016	D	12,406,981
15,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2020	01/01/2016	D	15,962,735

25 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$8,605,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500%[2]		01/01/2017	01/01/2016	D	$8,970,368
14,620,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2019	01/01/2016	D	15,339,889
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2021	07/01/2021		279,798
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2020	07/01/2020		562,495
3,645,000	NYC IDA (UNICEF)[1]	5.050		11/01/2018	05/25/2017	B	3,643,032
1,000,000	NYC IDA (Urban Resource Institute)	5.250		03/01/2023	01/31/2015	A	1,003,960
1,500,000	NYC IDA (Visy Paper)[1]	7.800		01/01/2016	01/20/2015	C	1,505,835
765,000	NYC IDA (Vocational Instruction)[4]	7.250		02/01/2013	02/01/2013		527,697
750,000	NYC IDA (Yankee Stadium)[1,5]	2.424		03/01/2019	03/01/2019		743,977
3,430,000	NYC IDA (Yankee Stadium)[5]	2.334		03/01/2016	03/01/2015	A	3,446,498
195,000	NYC IDA (Yankee Stadium)[1,5]	2.524		03/01/2024	03/01/2024		186,755
3,000,000	NYC IDA (Yankee Stadium)[1,5]	2.454		03/01/2020	03/01/2020		2,953,980
985,000	NYC IDA (Yankee Stadium)[1,5]	2.544		03/01/2026	03/01/2026		923,369
1,000,000	NYC IDA (Yankee Stadium)[1,5]	2.554		03/01/2027	03/01/2027		933,890
200,000	NYC IDA (Yankee Stadium)[1,5]	2.534		03/01/2025	03/01/2025		189,512
8,655,000	NYC IDA (Yankee Stadium)[1,5]	2.504		03/01/2022	03/01/2022		8,365,231
6,550,000	NYC IDA (Yankee Stadium)[1,5]	2.514		03/01/2023	03/01/2023		6,279,157
2,070,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.350		11/01/2017	11/13/2016	B	2,111,110
300,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2025	06/15/2015	A	306,408
6,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	06/15/2017	A	6,507,120
7,500,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2031	06/15/2015	A	7,663,650
30,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2030	06/15/2020	A	34,593,600
410,000	NYC Municipal Water Finance Authority[1]	5.750		06/15/2040	06/15/2018	A	466,863
1,615,000	NYC Municipal Water Finance Authority[1]	5.750		06/15/2040	06/15/2018	A	1,849,546
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	06/15/2015	A	10,215,700
5,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2029	06/15/2016	A	5,315,850
29,450,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2031	06/15/2021	A	33,908,436
10,755,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2029	06/15/2021	A	12,575,606
150,000	NYC Transitional Finance Authority[1]	5.375		01/15/2030	01/15/2019	A	171,297
1,460,000	NYC Transitional Finance Authority	5.000		02/01/2033	02/01/2015	A	1,465,548
1,880,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2027	07/15/2022	A	2,220,656

26 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$9,000,000	NYC Transitional Finance Authority (Building Aid)	5.000%	07/15/2028	07/15/2022	A	$10,547,280
11,325,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2030	07/15/2022	A	13,179,016
10,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2029	07/15/2022	A	11,659,400
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,943,650
10,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2025	05/01/2018	A	11,263,500
15,000	NYC Transitional Finance Authority (Future Tax)	5.000	11/15/2026	01/31/2015	A	15,059
7,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2027	05/01/2018	A	7,864,850
2,675,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2026	05/01/2018	A	3,009,241
4,715,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2028	05/01/2018	A	5,282,026
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	A	11,522,100
25,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2019	05/01/2015	A	25,402
11,850,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	12,979,542
3,740,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2028	11/01/2015	A	3,899,661
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[1]	5.250	12/01/2018	12/01/2018		57,527
2,900,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2025	11/15/2015	A	3,001,790
9,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2027	11/15/2015	A	10,264,246
140,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2023	11/15/2015	A	145,039
6,780,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2024	11/15/2015	A	7,024,012
5,000	NYS DA (4201 School Programs)	5.000	07/01/2018	01/31/2015	A	5,019
50,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	01/31/2015	A	50,211
25,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	01/31/2015	A	25,103
65,000	NYS DA (Brookdale Hospital Medical Center)[1]	5.300	02/15/2017	01/31/2015	A	65,274
1,255,000	NYS DA (Brooklyn Law School)	5.000	07/01/2025	07/01/2022	A	1,542,031
75,000	NYS DA (Canisius College)[1]	5.000	07/01/2019	07/01/2015	A	75,827
1,300,000	NYS DA (Canisius College)[1]	5.000	07/01/2022	07/01/2015	A	1,311,037
500,000	NYS DA (Culinary Institute of America)	5.000	07/01/2028	07/01/2022	A	559,415
880,000	NYS DA (Dept. of Health)	5.250	07/01/2023	01/31/2015	A	883,643
500,000	NYS DA (Dept. of Health)[1]	5.000	07/01/2025	07/01/2015	A	511,605

27 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$350,000	NYS DA (Dept. of Health)	5.000%	07/01/2021	01/31/2015	A	$351,362
45,000	NYS DA (Dept. of Health)	5.000	07/01/2028	01/31/2015	A	45,163
420,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)	5.750	07/01/2017	01/31/2015	A	421,764
70,000	NYS DA (Green Chimneys School)[1]	5.500	07/01/2018	01/31/2015	A	71,378
1,000,000	NYS DA (Health Center/BFCC/USBFCC Obligated Group)	5.000	11/15/2019	01/31/2015	A	1,003,930
1,060,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	07/01/2017	A	1,163,371
1,905,000	NYS DA (Interagency Council Pooled Loan Program)[1]	7.000	07/01/2021	10/12/2018	B	2,030,520
1,000,000	NYS DA (Iona College)	5.000	07/01/2026	07/01/2022	A	1,109,330
1,110,000	NYS DA (Iona College)	5.000	07/01/2022	07/01/2022		1,267,742
1,000,000	NYS DA (Iona College)	5.000	07/01/2027	07/01/2022	A	1,106,190
1,000,000	NYS DA (Iona College)	5.000	07/01/2025	07/01/2022	A	1,114,260
1,000,000	NYS DA (Iona College)	5.000	07/01/2024	07/01/2022	A	1,123,090
1,000,000	NYS DA (Iona College)	5.000	07/01/2023	07/01/2022	A	1,133,810
30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.125	07/01/2021	01/31/2015	A	30,053
25,000	NYS DA (Kingsbrook Jewish Medical Center)	4.750	02/01/2023	02/01/2015	A	25,083
90,000	NYS DA (La Salle School)	5.000	07/01/2018	01/31/2015	A	90,356
3,000,000	NYS DA (Mental Health Services Facilities)[1]	5.000	08/15/2023	02/15/2015	A	3,017,880
10,125,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2035	02/15/2015	A	10,185,345
100,000	NYS DA (Mental Health Services Facilities)[1]	6.250	02/15/2031	08/15/2018	A	117,208
740,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2030	02/15/2015	A	744,418
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2027	07/01/2019	A	700,655
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2025	07/01/2019	A	1,200,063
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2026	07/01/2019	A	911,156
50,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2033	02/01/2015	A	50,179
300,000	NYS DA (Montefiore Medical Center)[1]	5.000	02/01/2028	02/01/2015	A	301,053
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	A	3,734,275
10,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2023	02/01/2015	A	10,038
4,000,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2029	02/01/2015	A	4,015,440
150,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2022	07/01/2020	A	174,561
9,875,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2035	07/01/2017	A	10,604,071
50,000	NYS DA (Mount Sinai School of Medicine)	4.000	07/01/2015	01/31/2015	A	50,158
210,000	NYS DA (Municipal Health Facilities)[1]	4.750	01/15/2029	01/31/2015	A	210,771
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/15/2018	A	5,456,900
4,600,000	NYS DA (North General Hospital)	5.750	02/15/2016	01/31/2015	A	4,619,182

28 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$5,665,000	NYS DA (North General Hospital)[1]	5.750%	02/15/2019	01/31/2015	A	$5,683,355
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	01/31/2015	A	3,761,325
4,650,000	NYS DA (North General Hospital)	5.750	02/15/2015	01/31/2015	A	4,670,228
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	01/31/2015	A	8,490,170
100,000	NYS DA (North General Hospital)[1]	5.750	02/15/2017	01/31/2015	A	100,378
15,000	NYS DA (North Onondaga Public Library)[1]	4.875	07/01/2017	01/31/2015	A	15,042
360,000	NYS DA (North Shore L.I. Jewish Health Care/L.I. Jewish Medical Center Obligated Group)[1]	5.000	05/01/2018	01/31/2015	A	365,177
100,000	NYS DA (North Shore L.I. Jewish Health Care/North Schore University Hospital Obligated Group)[1]	5.500	05/01/2030	05/01/2019	A	112,441
590,000	NYS DA (Northeast Parent & Child)[1]	5.500	07/01/2018	01/31/2015	A	591,210
4,075,000	NYS DA (NYU Hospitals Center)[1]	5.250	07/01/2024	04/04/2017	C	4,444,888
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2017	A	22,013,191
1,850,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2020	07/01/2016	A	2,001,016
13,480,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2016	A	14,049,126
50,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	07/01/2017	A	56,272
14,170,000	NYS DA (NYU)[1]	5.250	07/01/2027	07/01/2019	A	16,547,301
2,995,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	11/01/2016	A	3,010,664
1,250,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2015	11/01/2015		1,273,700
17,000,000	NYS DA (Personal Income Tax)	5.000	12/15/2029	12/15/2022	A	20,231,020
31,295,000	NYS DA (Personal Income Tax)[1]	5.000	03/15/2036	09/15/2016	A	33,599,877
2,000,000	NYS DA (Providence Rest)[1]	5.250	07/01/2025	07/01/2015	A	2,015,220
1,250,000	NYS DA (Providence Rest)[1]	5.125	07/01/2030	07/01/2015	A	1,256,888
3,680,000	NYS DA (Providence Rest)[1]	5.000	07/01/2021	07/01/2015	A	3,708,778
100,000	NYS DA (School District Bond Financing Program), Series A1	5.750	10/01/2020	10/01/2015	A	104,031
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2026	10/01/2022	A	1,210,423
200,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2028	10/01/2022	A	232,192
400,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2027	10/01/2022	A	467,280
2,820,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2026	10/01/2022	A	3,332,309
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2027	10/01/2022	A	576,605
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2029	10/01/2022	A	571,455
400,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2028	10/01/2022	A	458,360
1,690,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2026	10/01/2022	A	1,956,581
2,190,000	NYS DA (School District Financing)	5.000	10/01/2024	10/01/2022	A	2,637,198
2,740,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	3,295,535
2,250,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2023	A	2,717,528

29 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,675,000	NYS DA (School District Financing)	5.000%	10/01/2025	10/01/2022	A	$1,986,785
2,485,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,966,668
1,665,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	1,961,953
3,190,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	3,836,773
1,885,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,211,557
925,000	NYS DA (Special Act School Districts)	6.000	07/01/2019	01/31/2015	A	929,237
115,000	NYS DA (Special Act School Districts)	5.750	07/01/2019	01/31/2015	A	115,503
5,000	NYS DA (Special Act School Districts)	5.250	07/01/2015	01/31/2015	A	5,021
30,000	NYS DA (Special Act School Districts)	6.000	07/01/2016	01/31/2015	A	30,137
2,490,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/13/2019	A	2,979,484
5,275,000	NYS DA (SS Joachim & Anne Residence)[1]	5.250	07/01/2027	01/31/2015	A	5,276,794
6,850,000	NYS DA (St. John’s University)	5.000	07/01/2030	07/01/2022	A	7,791,122
815,000	NYS DA (St. John’s University)	5.000	07/01/2027	07/01/2022	A	939,116
180,000	NYS DA (St. John’s University)	5.000	07/01/2028	07/01/2022	A	206,163
3,000,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2025	07/01/2017	A	3,145,920
3,685,000	NYS DA (St. Lawrence)[1]	5.400	08/15/2026	08/15/2017	A	4,087,955
55,815,000	NYS DA (St. Luke’s Roosevelt Hospital)[1]	4.800	08/15/2025	08/08/2015	C	57,420,239
13,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2027	02/15/2022	A	15,386,020
19,280,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	A	22,668,846
5,795,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	6,802,808
17,900,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	19,248,944
20,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	21,576
360,000	NYS DA (State University Educational Facilities)[1]	5.250	05/15/2015	05/15/2015		366,858
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	A	288,990
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	08/15/2022	01/31/2015	A	2,830,011
50,000	NYS DA (The Children’s Home of Kingston)	5.250	07/01/2017	01/31/2015	A	50,209
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,707,667
125,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1]	5.750	07/01/2018	01/31/2015	A	125,344
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	A	29,315
60,000	NYS DA (Vanderheyden Hall)	5.250	07/01/2018	01/31/2015	A	60,250
50,000	NYS DA (White Plains Hospital)[1]	5.375	02/15/2043	01/31/2015	A	50,642
50,000	NYS DA (Wyckoff Heights Medical Center)[1]	5.200	02/15/2015	01/31/2015	A	50,211
26,285,000	NYS DA (Wyckoff Heights Medical Center)	5.300	08/15/2021	01/31/2015	A	26,395,134
250,000	NYS DA (Wyckoff Heights Medical Center)[1]	5.200	02/15/2015	01/31/2015	A	251,053

30 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,120,000	NYS DA (Wyckoff Heights Medical Center)	5.300%	08/15/2021	01/31/2015	A	$1,124,693
90,000	NYS DA (Yeshiva University)	5.250	07/01/2016	01/31/2015	A	90,132
1,415,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	1,465,133
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	01/31/2015	A	20,735
3,360,000	NYS EFC (NYC Municipal Water Finance Authority)	5.000	06/15/2034	01/31/2015	A	3,424,075
45,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2021	01/31/2015	A	45,497
37,450,000	NYS ERDA (Brooklyn Union Gas Company)	5.500	01/01/2021	01/31/2015	A	37,608,414
3,000,000	NYS ERDA (Brooklyn Union Gas Company) Linked SAVRS & RIBS[1]	6.368	04/01/2020	04/01/2015	A	3,003,750
1,255,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	5.150	11/01/2025	01/31/2015	A	1,257,397
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2027	11/01/2017	A	3,401,678
475,000	NYS HFA (Division Street)[1]	5.000	02/15/2026	01/29/2016	A	483,764
635,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	01/30/2016	A	642,220
3,000,000	NYS HFA (Horizons at Wawayanda)[1]	5.350	06/01/2025	08/01/2017	A	3,153,870
1,065,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	01/31/2015	A	1,069,303
35,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250	08/15/2019	01/31/2015	A	35,074
90,000	NYS HFA (Multifamily Hsg.)[1]	6.850	11/01/2019	01/31/2015	A	90,328
20,000	NYS HFA (Multifamily Hsg.)[1]	5.400	02/15/2016	01/31/2015	A	20,064
290,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	01/31/2015	A	290,499
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	01/31/2015	A	1,242,083
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	01/31/2015	A	303,378
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	01/31/2015	A	1,342,224
200,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2020	01/31/2015	A	202,660
1,635,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	01/31/2015	A	1,637,224
2,100,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	07/12/2017	A	2,212,791
915,000	NYS HFA (Simeon Dewitt)[1]	8.000	11/01/2018	01/31/2015	A	919,474
55,000	NYS HFA (Tiffany Gardens)[1]	4.500	08/15/2015	05/17/2015	B	55,523
235,000	NYS HFA, Series A1	6.100	11/01/2015	01/31/2015	A	236,147
225,000	NYS HFA, Series A1	6.125	11/01/2020	01/31/2015	A	225,578
960,000	NYS Thruway Authority[1]	5.000	01/01/2022	01/16/2015	A	961,882
780,000	NYS Thruway Authority[1]	5.000	01/01/2021	01/16/2015	A	781,529
10,000,000	NYS Thruway Authority	5.000	01/01/2027	01/01/2022	A	11,704,800
25,000,000	NYS Thruway Authority	5.000	01/01/2028	01/01/2022	A	28,999,500
15,000,000	NYS Thruway Authority	5.000	01/01/2029	01/01/2022	A	17,358,000
20,500,000	NYS Thruway Authority	5.000	01/01/2030	01/01/2022	A	23,566,595
100,000	NYS Thruway Authority[1]	5.000	04/01/2029	04/01/2019	A	113,353
220,000	NYS Thruway Authority	5.000	04/01/2021	10/01/2015	A	227,689
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	A	4,833,272
465,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2022	07/01/2022		525,390
515,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2024	07/01/2022	A	572,392

31 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$490,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000%	07/01/2023	07/01/2022	A	$550,143
540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2025	07/01/2022	A	595,652
1,000,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,142,000
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		781,998
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		829,273
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		579,179
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		611,106
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		550,955
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		877,371
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		521,332
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		928,189
100,000	Orange County, NY IDA (Crystal Run Village)[1]	4.750	07/01/2016	07/01/2016		100,719
1,520,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2015	A	1,524,666
570,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2015	A	571,750
1,875,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)	5.375	12/01/2021	01/31/2015	A	1,882,106
880,000	Otsego County, NY IDA (AOFMHS)[1]	5.350	10/01/2017	01/31/2015	A	891,422
885,000	Otsego County, NY IDA (Bassett Healthcare Project)[1]	5.375	11/01/2020	05/01/2015	A	890,814
3,185,000	Otsego County, NY IDA (Mary Imogene Bassett Hospital)[1]	5.350	11/01/2020	05/01/2015	A	3,205,671
210,000	Port Authority NY/NJ (Continental Airlines)[1]	9.125	12/01/2015	01/31/2015	A	213,350
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	01/31/2015	A	46,649,065
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	41,865,873
106,865,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	01/31/2015	A	107,474,131
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	2,739,256
67,765,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.900	12/01/2017	01/31/2015	A	67,906,629
19,900,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	03/31/2015	A	19,897,811
1,725,000	Port Authority NY/NJ, 140th Series[1]	5.000	12/01/2031	06/01/2015	A	1,777,595
350,000	Port Authority NY/NJ, 140th Series[1]	5.000	12/01/2027	06/01/2015	A	360,241

32 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$20,000	Port Authority NY/NJ, 140th Series[1]	5.000%	12/01/2018	06/01/2015	A	$20,593
13,825,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2026	09/01/2015	A	14,256,617
12,745,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2021	09/01/2015	A	13,147,869
12,045,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2018	09/01/2015	A	12,428,754
14,110,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2022	09/01/2015	A	14,554,324
6,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2025	09/01/2015	A	6,187,740
17,800,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	04/01/2016	A	18,344,680
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	A	2,371,572
5,730,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	A	6,448,771
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	A	275,195
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	11,374,300
13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2030	04/01/2022	A	14,771,481
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	8,075,364
20,000	Poughkeepsie City, NY GO1	5.000	03/15/2017	01/31/2015	A	20,079
795,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	02/01/2015	A	797,218
25,000	Queensbury, NY Union Free School District[1]	5.000	06/15/2016	06/15/2015	A	25,544
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2025	01/31/2015	A	1,204,548
50,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.500	08/01/2022	02/01/2015	A	50,116
390,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2027	02/01/2015	A	390,632
885,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2029	02/01/2015	A	886,336
50,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.500	06/01/2015	06/01/2015		49,878
1,490,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	05/31/2015	A	1,489,985
435,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.200	06/01/2025	11/23/2015	B	425,813
575,000	Rockland County, NY GO	5.000	12/15/2019	12/15/2019		640,314
575,000	Rockland County, NY GO	5.000	12/15/2020	12/15/2020		637,451
600,000	Rockland County, NY GO	5.000	12/15/2022	12/15/2022		674,820
150,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625	08/15/2035	02/15/2015	A	149,999
4,180,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.500	08/15/2025	02/15/2015	A	4,179,666
50,000	Seneca County, NY IDA (New York Chiropractic College)[1]	4.000	10/01/2015	10/01/2015		51,165
45,000	SONYMA, Series 137[1]	4.700	10/01/2031	10/01/2015	A	45,326
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	06/15/2017	A	442,296
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	06/15/2017	A	421,140
310,000	Spring Valley, NY GO1	5.000	05/01/2021	05/01/2015	A	314,427
300,000	Spring Valley, NY GO1	5.000	05/01/2020	05/01/2015	A	304,488
365,000	Spring Valley, NY GO1	5.000	05/01/2025	05/01/2015	A	369,665
350,000	Spring Valley, NY GO1	5.000	05/01/2024	05/01/2015	A	354,473
335,000	Spring Valley, NY GO1	5.000	05/01/2023	05/01/2015	A	339,419

33 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$325,000	Spring Valley, NY GO1	5.000%	05/01/2022	05/01/2015	A	$329,397
1,050,000	St. Lawrence County, NY IDA (Clarkson University)	5.250	09/01/2033	03/01/2022	A	1,201,652
1,365,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	6.200	12/01/2017	12/01/2016	B	1,310,018
300,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2024	01/01/2023	A	353,721
920,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2025	01/01/2023	A	1,076,759
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2027	01/01/2023	A	1,553,690
25,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises)[1]	6.000	10/01/2015	10/01/2015		25,281
200,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises), Series A1	6.375	12/01/2018	01/31/2015	A	201,224
415,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	08/30/2021	A	425,271
205,000	Suffolk County, NY IDA (ALIA-CCDRCA)[1]	7.000	06/01/2016	06/01/2015	A	206,228
270,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	07/17/2015	B	276,726
65,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	02/01/2016	B	66,619
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	11/01/2017	A	204,638
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/01/2017	A	306,957
300,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	03/31/2019	A	306,957
300,000	Suffolk County, NY IDA (Catholic Charities)[1]	6.000	10/01/2020	10/01/2015	A	304,602
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	10/01/2015	A	304,602
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	10/01/2015	A	304,602
1,180,000	Suffolk County, NY IDA (Dowling College)[1]	4.750	06/01/2026	07/04/2024	B	1,110,415
2,330,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	08/09/2018	B	2,303,298
400,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	10/01/2015	A	406,136
4,600,000	Suffolk County, NY IDA (Keyspan-Port Jefferson Center)[1]	5.250	06/01/2027	01/31/2015	A	4,620,792
105,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.250	11/01/2016	05/11/2016	B	107,376
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2018	03/01/2015	A	1,007,910
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2019	03/01/2015	A	705,418

34 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250%		03/01/2021	03/01/2015	A	$1,007,360
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2017	03/01/2015	A	705,628
720,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2020	03/01/2015	A	725,450
1,535,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500		01/01/2023	01/31/2015	A	1,535,200
120,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	6.400		02/01/2015	02/01/2015		119,930
140,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	6.375		11/01/2015	11/01/2015		139,259
15,000	Suffolk County, NY IDA (South Country Library)[1]	4.750		01/01/2019	01/31/2015	A	15,037
200,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	10/01/2015	A	203,496
300,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	10/01/2015	A	304,602
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2021	06/01/2021		1,326,597
75,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2020	03/01/2015	A	76,097
100,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2023	03/01/2015	A	101,415
30,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2021	03/01/2015	A	30,426
25,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2017	03/01/2015	A	25,399
1,235,000	Syracuse, NY IDA (Carousel Center)	4.900	[6]	01/01/2018	12/18/2016	B	1,045,020
250,000	Syracuse, NY IDA (One Center Armory Garage)	6.750		12/01/2017	01/31/2015	A	250,380
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2031	09/01/2021	A	1,113,280
10,000	Ulster County, NY GO1	5.400		11/15/2015	05/15/2015	A	10,195
155,000	Ulster County, NY Res Rec[1]	5.000		03/01/2016	03/01/2016		161,805
170,000	Ulster County, NY Res Rec[1]	5.000		03/01/2018	03/01/2016	A	177,126
160,000	Ulster County, NY Res Rec[1]	5.000		03/01/2017	03/01/2016	A	167,357
9,610,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.750		06/01/2030	05/31/2015	A	9,609,327
60,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250		06/01/2025	05/31/2015	A	59,996
830,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450		06/01/2040	06/01/2018	A	836,781
360,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	01/08/2030	B	357,196
375,000	Westchester County, NY IDA (JDAM)[1]	6.750		04/01/2016	04/01/2015	A	377,415
10,700,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2026	09/15/2019	B	10,522,380
2,530,000	Westchester County, NY Tobacco Asset Securitization Corp.	4.500		06/01/2021	06/01/2015	A	2,530,936
75,000	White Plains, NY HDC (Battle Hill)[1]	6.650		02/01/2025	09/20/2020	B	87,726
1,000,000	Yonkers, NY EDC (Charter School of Educational Excellence)[1]	6.000		10/15/2030	05/05/2020	A	1,069,840
2,000,000	Yonkers, NY GO1	5.000		10/01/2023	10/01/2021	A	2,283,680
1,000,000	Yonkers, NY GO1	5.000		10/01/2024	10/01/2021	A	1,145,490

35 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$445,000	Yonkers, NY GO1	5.000%	08/01/2015	08/01/2015		$457,438
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[1]	5.000	04/01/2025	04/01/2015	A	1,468,953
600,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	06/01/2019	A	672,738
3,680,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750	06/01/2024	06/01/2019	A	4,105,813
595,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1]	6.800	07/01/2016	01/31/2015	A	597,100

						2,514,590,068
U.S. Possessions—30.1%
3,200,000	Guam Education Financing Foundation COP (Guam Public School Facilities)[1]	4.500	10/01/2026	10/01/2026		3,173,856
3,255,000	Guam Government Business Privilege	5.000	01/01/2028	01/01/2022	A	3,681,926
1,435,000	Guam Government Business Privilege	5.000	01/01/2027	01/01/2022	A	1,630,031
8,750,000	Guam International Airport Authority	6.000	10/01/2023	08/01/2018	A	9,891,087
1,350,000	Guam Power Authority, Series A	5.000	10/01/2021	10/01/2021		1,598,184
3,185,000	Guam Power Authority, Series A	5.000	10/01/2025	10/01/2022	A	3,755,625
2,690,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	A	3,158,463
900,000	Guam Power Authority, Series A	5.000	10/01/2019	10/01/2019		1,039,167
1,350,000	Guam Power Authority, Series A	5.000	10/01/2020	10/01/2020		1,582,308
15,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2024		11,484,470
9,150,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	07/01/2028		6,718,936
175,245,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	01/31/2015	A	175,788,260
72,885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	06/28/2028	B	69,834,763
30,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	02/03/2034	B	28,695,338
2,840,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	05/09/2029	B	2,078,198
11,735,000	Puerto Rico Commonwealth GO1	5.250	07/01/2032	10/02/2031	B	8,529,585
25,000	Puerto Rico Commonwealth GO1	5.000	07/01/2028	08/06/2026	B	18,039
440,000	Puerto Rico Commonwealth GO1	5.500	07/01/2020	07/01/2020		461,600
15,000	Puerto Rico Commonwealth GO1	5.250	07/01/2029	07/01/2029		11,013
5,000,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	07/01/2030		3,658,800
6,750,000	Puerto Rico Commonwealth GO1	5.250	07/01/2032	07/01/2032		4,906,237
13,100,000	Puerto Rico Commonwealth GO1	5.500	07/01/2023	07/01/2023		10,233,327
1,400,000	Puerto Rico Commonwealth GO1	5.375	07/01/2030	07/01/2030		1,031,492
7,000,000	Puerto Rico Commonwealth GO1	5.250	01/01/2015	01/01/2015		7,000,000
34,755,000	Puerto Rico Commonwealth GO1	4.750	12/01/2015	06/01/2015	A	34,877,685
10,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	07/01/2029		7,549,200
2,890,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	07/01/2018	A	2,949,967
600,000	Puerto Rico Commonwealth GO1	6.000	07/01/2038	08/12/2036	B	442,542
1,950,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	08/26/2036	B	1,475,994
165,000	Puerto Rico Commonwealth GO1	5.000	07/01/2024	07/01/2024		124,129
2,995,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	07/01/2031		2,154,274

36 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$240,000	Puerto Rico Commonwealth GO1	5.500%		07/01/2026	07/01/2026		$180,353
4,795,000	Puerto Rico Commonwealth GO1	5.250		07/01/2022	07/01/2022		3,802,435
2,430,000	Puerto Rico Commonwealth GO1	5.250		07/01/2021	07/01/2021		1,964,825
250,000	Puerto Rico Commonwealth GO	3.374	[6]	07/01/2015	07/01/2015		241,692
14,850,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	07/01/2024		11,244,717
100,000	Puerto Rico Commonwealth GO1	5.500		07/01/2016	07/01/2016		102,493
1,950,000	Puerto Rico Commonwealth GO1	5.500		07/01/2019	07/01/2019		2,046,856
4,575,000	Puerto Rico Commonwealth GO1	5.250		07/01/2023	07/01/2023		3,539,906
2,715,000	Puerto Rico Commonwealth GO1	5.250		07/01/2022	07/01/2022		2,152,995
400,000	Puerto Rico Commonwealth GO1	2.853		07/01/2021	01/01/2016	A	264,228
21,785,000	Puerto Rico Commonwealth GO1	5.250		07/01/2025	07/01/2025		16,269,692
270,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	07/01/2024		204,449
12,600,000	Puerto Rico Commonwealth GO1	2.933		07/01/2018	07/01/2018		12,200,706
500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2020	07/01/2020		490,840
4,155,000	Puerto Rico Commonwealth GO1	2.973		07/01/2020	07/01/2020		3,877,072
4,400,000	Puerto Rico Commonwealth GO1	2.953		07/01/2019	07/01/2019		4,191,044
150,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2023	07/01/2023		107,147
33,580,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2028	07/01/2028		16,833,654
10,920,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2023	07/01/2023		5,475,070
24,000,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2027	07/01/2027		12,031,440
28,360,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2022	07/01/2022		14,291,455
11,490,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2024	07/01/2024		5,760,282
11,595,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2025	07/01/2025		5,812,805
4,905,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250		07/01/2028	07/01/2028		2,458,877
100,000	Puerto Rico Electric Power Authority, Series DDD[7]	5.000		07/01/2022	07/01/2022		50,396
2,915,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		3,033,903
500,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2024	07/01/2024		497,200
280,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2024	07/01/2024		278,432
285,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2021	07/01/2015	A	285,453
50,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2022	07/01/2015	A	50,031
100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2022	07/01/2015	A	100,061
175,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2017	07/01/2015	A	176,052
830,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	07/01/2023		826,315

37 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$12,500,000	Puerto Rico Electric Power Authority, Series WW7	5.250%	07/01/2025	07/01/2025		$6,266,500
500,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2026	07/01/2026		250,655
5,000,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2018	07/01/2018		2,567,000
10,040,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2018	07/01/2018		5,154,837
24,000,000	Puerto Rico HFA	4.650	12/01/2023	01/31/2015	A	24,022,800
3,425,000	Puerto Rico HFA	4.600	12/01/2024	01/31/2015	A	3,427,809
85,000	Puerto Rico HFA	5.000	12/01/2020	01/31/2015	A	85,240
5,100,000	Puerto Rico HFA Capital Fund Modernization (Puerto Rico Public Hsg.)[1]	5.125	12/01/2027	12/01/2018	A	5,449,860
135,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2023	07/01/2023		81,784
2,900,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2018	07/01/2018		2,171,288
100,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2017	07/01/2017		77,881
230,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2020	07/01/2020		148,129
25,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		16,726
835,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2027	12/28/2026	B	834,942
425,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	02/20/2026	B	240,129
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	01/22/2021	B	55,694
7,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2024	07/01/2024		4,227,580
50,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	07/01/2015	A	50,040
160,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2025	07/01/2025		117,678
425,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		315,677
5,400,000	Puerto Rico Highway & Transportation Authority[1]	2.778	07/01/2028	07/01/2028		4,224,474
180,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	07/01/2015	A	180,860
5,060,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2021	07/01/2021		3,763,375
7,995,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2022	07/01/2022		5,048,523
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	08/06/2026	B	50,851
400,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2019		298,512

38 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$100,000	Puerto Rico Highway & Transportation Authority, Series I1	5.000%	07/01/2023	07/01/2023		$73,830
4,355,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2021	07/01/2021		2,740,297
14,545,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2025	07/01/2025		8,520,025
12,275,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2023	07/01/2023		7,436,318
11,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2022	07/01/2022		6,807,020
16,725,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2026	07/01/2026		9,683,440
12,760,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2024	07/01/2024		7,629,204
185,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	01/31/2015	A	185,240
16,550,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		11,986,007
780,000	Puerto Rico Infrastructure[1]	5.000	07/01/2019	07/01/2019		543,777
5,000,000	Puerto Rico Infrastructure[1]	5.500	07/01/2021	07/01/2021		3,735,350
1,055,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	10/01/2024		753,597
1,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2016	07/01/2016		1,284,062
4,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2023	07/01/2023		3,150,695
2,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		1,706,125
2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2016	04/01/2016		2,508,525
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		616,519
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		604,877
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		1,143,249
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2018	04/01/2018		1,146,453
2,000,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2017	04/01/2017		2,001,120
22,900,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	22,015,373
10,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2015	07/01/2015		9,790
15,645,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	16,091,665
75,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.125	11/15/2025	01/31/2015	A	76,844
2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.500	11/15/2020	01/31/2015	A	2,046,920

39 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$165,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.375%		11/15/2015	01/31/2015	A	$165,751
500,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2021	10/01/2021		530,050
2,575,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	05/11/2020	B	2,517,217
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2021	10/01/2021		355,094
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2022	10/01/2022		395,844
1,875,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2019	07/01/2015	A	1,887,394
2,215,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2016	07/01/2015	A	2,235,112
2,190,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2015	07/01/2015		2,208,790
355,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2018	07/01/2015	A	357,783
2,445,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2017	07/01/2015	A	2,467,201
20,000	Puerto Rico Municipal Finance Agency, Series A1	4.750		08/01/2022	08/01/2022		19,965
70,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2021	02/01/2015	A	70,011
125,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2017	02/01/2015	A	125,166
9,400,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2023	08/01/2023		5,866,446
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	03/12/2025	B	491,055
10,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	08/01/2024		6,227,100
155,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	01/31/2015	A	155,237
10,245,000	Puerto Rico Municipal Finance Agency, Series C1	5.250		08/01/2018	08/01/2018		10,590,461
275,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	02/02/2024	B	195,786
1,250,000	Puerto Rico Public Buildings Authority[1]	5.500	[2]	07/01/2035	07/01/2017	D	1,265,250
3,020,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2020	07/01/2020		2,369,522
14,280,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	05/03/2028	B	9,929,312
1,400,000	Puerto Rico Public Buildings Authority[1]	5.750	[2]	07/01/2034	07/01/2017	D	1,204,476
2,425,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2024	07/01/2024		1,762,732
2,060,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2021	07/01/2021		1,539,273
13,195,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2026	07/01/2026		9,393,916
3,255,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2025	07/01/2025		2,341,614
13,645,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	07/01/2021		10,567,507
150,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2015	07/01/2015		147,076
3,035,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2018	07/01/2018		3,115,974
1,270,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2023	07/01/2023		953,960
50,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2017	07/01/2017		43,860

40 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$3,020,000	Puerto Rico Public Buildings Authority[1]	5.500%	07/01/2017	07/01/2017		$3,102,386
50,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	07/01/2026		37,070
31,150,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	04/13/2025	B	23,401,437
7,160,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2016	07/01/2016		7,355,110
3,490,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		2,607,204
205,030,000	Puerto Rico Public Finance Corp., Series A1	6.500	08/01/2028	12/12/2027	B	109,689,000
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	08/01/2029		60,473,500
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625	08/01/2030	08/01/2030		15,097,970
4,080,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		2,523,888
2,750,000	University of Puerto Rico[1]	5.000	06/01/2026	06/01/2026		1,693,670
3,725,000	University of Puerto Rico, Series P1	5.000	06/01/2024	06/01/2024		2,327,455
5,645,000	University of Puerto Rico, Series P1	5.000	06/01/2030	12/23/2028	B	3,459,369
7,470,000	University of Puerto Rico, Series P1	5.000	06/01/2021	06/01/2021		4,817,030
8,500,000	University of Puerto Rico, Series P1	5.000	06/01/2022	06/01/2022		5,412,970
8,410,000	University of Puerto Rico, Series Q1	5.000	06/01/2023	06/01/2023		5,257,680
100,000	University of Puerto Rico, Series Q1	5.000	06/01/2024	06/01/2024		62,482
300,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	12/22/2028	B	183,846
3,515,000	University of Puerto Rico, Series Q1	5.000	06/01/2021	06/01/2021		2,266,648
4,930,000	University of Puerto Rico, Series Q1	5.000	06/01/2018	06/01/2018		3,366,648
2,490,000	University of Puerto Rico, Series Q1	5.000	06/01/2019	06/01/2019		1,644,794
3,670,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	3,846,307
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	10/01/2016	A	52,491
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	1,796,788
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	10/01/2016	A	893,835
3,330,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	3,505,291
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	10/01/2019	A	712,113
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	10/01/2022	A	1,661,685
665,000	V.I. Public Finance Authority, Series A-1[1]	4.500	10/01/2024	10/01/2019	A	713,552
20,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2022	10/01/2019	A	21,790
855,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	05/15/2015	A	854,957
1,440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	07/07/2019	B	1,425,312
100,000	V.I. Water & Power Authority[1]	4.500	07/01/2020	01/31/2015	A	100,042
125,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	01/31/2015	A	125,041
225,000	V.I. Water & Power Authority[1]	5.000	07/01/2018	01/31/2015	A	225,205

41 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$100,000	V.I. Water & Power Authority[1]	5.000%	07/01/2019	01/31/2015	A	$100,087
						1,076,313,126
Total Municipal Bonds and Notes (Cost $3,847,645,655)						3,590,903,194

Shares
Common Stock—0.2%
2,137	CMS Liquidating Trust[8,9] (Cost $6,838,400)					6,175,930
Total Investments, at Value (Cost $3,854,484,055)—100.7%						3,597,079,124
Net Other Assets (Liabilities)—(0.7)						(26,499,395)
Net Assets—100.0%						$3,570,579,729

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed. (Unaudited)

A.	Optional call date; corresponds to the most conservative yield calculation.
B.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.
C.	Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.
D.	Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Non-income producing security.

9. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
ALIA	Alliance of Long Island Agencies
AOFMHS	Aurelia Osborn Fox Memorial Hospital Society
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
CCDRCA	Catholic Charities of the Diocese of Rockville Centre and Affiliates
COP	Certificates of Participation

42 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Abbreviations (Continued)

CRR	Center for Rapid Recovery
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FNHC	Ferncliff Nursing Home Company
FREE	Family Residences and Essential Enterprises
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HKSB	Helen Keller Services for the Blind
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
ROLs	Reset Option Longs
SAVRS	Select Auction Variable Rate Securities
SONYMA	State of New York Mortgage Agency
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value (cost $3,854,484,055)—see accompanying statement of investments	$3,597,079,124

Cash	431,932

Receivables and other assets:
Interest	57,379,285
Shares of beneficial interest sold	2,280,308
Other	636,246

Total assets	3,657,806,895
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	58,250,000
Payable for borrowings (See Note 8)	7,500,000
Shares of beneficial interest redeemed	17,939,573
Dividends	1,911,941
Trustees’ compensation	761,435
Distribution and service plan fees	720,415
Shareholder communications	18,705
Interest expense on borrowings	357
Other	124,740

Total liabilities	87,227,166

Net Assets	$3,570,579,729

Composition of Net Assets
Paid-in capital	$3,904,422,063

Accumulated net investment income	21,933,108

Accumulated net realized loss on investments	(98,370,511)

Net unrealized depreciation on investments	(257,404,931)

Net Assets	$3,570,579,729

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,345,119,800 and
742,973,971 shares of beneficial interest outstanding)	$3.16
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.23

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,870,839 and 4,401,904 shares of beneficial interest outstanding)	$3.15

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $998,061,468 and 317,834,716 shares of beneficial interest outstanding)	$3.14

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$213,527,622 and 67,658,759 shares of beneficial interest outstanding)	$3.16

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Total investment income	$190,328,911

Expenses
Management fees	15,375,307

Distribution and service plan fees:
Class A	6,311,339
Class B	163,949
Class C	10,752,889

Transfer and shareholder servicing agent fees:
Class A	2,560,226
Class B	16,338
Class C	1,073,311
Class Y	190,858

Borrowing fees	2,109,645

Interest expense and fees on short-term floating rate notes issued (See Note 4)	866,123

Trustees’ compensation	83,272

Custodian fees and expenses	35,010

Interest expense on borrowings	24,063

Other	186,128

Total expenses	39,748,458

Net Investment Income	150,580,453
Realized and Unrealized Gain
Net realized gain	3,345,086

Net change in unrealized appreciation/depreciation on investments	98,149,510

Net Increase in Net Assets Resulting from Operations	$252,075,049

See accompanying Notes to Financial Statements.

45 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$150,580,453	$174,575,478

Net realized gain (loss)	3,345,086	(28,453,655)

Net change in unrealized appreciation/depreciation	98,149,510	(496,377,759)

Net increase (decrease) in net assets resulting from operations	252,075,049	(350,255,936)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(95,131,137)	(122,500,845)
Class B	(488,807)	(643,112)
Class C	(32,087,268)	(39,392,313)
Class Y	(7,532,654)	(7,766,381)

	(135,239,866)	(170,302,651)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(514,271,673)	(667,652,592)
Class B	(6,519,512)	(6,745,065)
Class C	(195,075,463)	(252,200,920)
Class Y	37,020,276	(15,430,340)

	(678,846,372)	(942,028,917)
Net Assets
Total decrease	(562,011,189)	(1,462,587,504)

Beginning of period	4,132,590,918	5,595,178,422

End of period (including accumulated net investment income (loss) of
$21,933,108 and $(5,436,114), respectively)	$3,570,579,729	$4,132,590,918

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.39	$3.32	$3.22	$3.25

Income (loss) from investment operations:
Net investment income[2]	0.13	0.12	0.13	0.14	0.14
Net realized and unrealized gain (loss)	0.09	(0.34)	0.07	0.10	(0.03)

Total from investment operations	0.22	(0.22)	0.20	0.24	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.11)	(0.13)	(0.14)	(0.14)

Net asset value, end of period	$3.16	$3.06	$3.39	$3.32	$3.22

Total Return, at Net Asset Value[3]	7.16%	(6.55)%	6.13%	7.76%	3.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,345,120	$2,781,283	$3,800,912	$3,253,871	$3,121,033

Average net assets (in thousands)	$2,569,176	$3,525,801	$3,591,083	$3,074,407	$3,000,461

Ratios to average net assets:[4]
Net investment income	4.10%	3.56%	3.75%	4.34%	4.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.76%	0.71%	0.72%	0.72%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.01%	0.01%	0.02%	0.03%

Total expenses	0.83%	0.81%	0.75%	0.77%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.81%	0.75%	0.77%	0.79%

Portfolio turnover rate	4%	8%	15%	15%	14%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.38	$3.31	$3.22	$3.25

Income (loss) from investment operations:
Net investment income[2]	0.11	0.09	0.10	0.11	0.12
Net realized and unrealized gain (loss)	0.07	(0.33)	0.07	0.10	(0.03)

Total from investment operations	0.18	(0.24)	0.17	0.21	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.08)	(0.10)	(0.12)	(0.12)

Net asset value, end of period	$3.15	$3.06	$3.38	$3.31	$3.22

Total Return, at Net Asset Value[3]	6.04%	(7.09)%	5.24%	6.52%	2.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,871	$19,850	$28,971	$35,183	$43,448

Average net assets (in thousands)	$16,439	$24,528	$32,565	$37,587	$49,788

Ratios to average net assets:[4]
Net investment income	3.36%	2.69%	2.93%	3.48%	3.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.49%	1.63%	1.56%	1.59%	1.58%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.01%	0.01%	0.02%	0.03%

Total expenses	1.57%	1.68%	1.60%	1.64%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.68%	1.60%	1.64%	1.65%

Portfolio turnover rate	4%	8%	15%	15%	14%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$3.05	$3.37	$3.30	$3.21	$3.24

Income (loss) from investment operations:
Net investment income[2]	0.10	0.09	0.10	0.12	0.12
Net realized and unrealized gain (loss)	0.08	(0.32)	0.08	0.09	(0.03)

Total from investment operations	0.18	(0.23)	0.18	0.21	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.11)	(0.12)	(0.12)

Net asset value, end of period	$3.14	$3.05	$3.37	$3.30	$3.21

Total Return, at Net Asset Value[3]	6.05%	(7.01)%	5.35%	6.65%	2.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$998,061	$1,160,492	$1,557,436	$1,319,078	$1,293,192

Average net assets (in thousands)	$1,078,306	$1,450,233	$1,459,347	$1,251,673	$1,250,552

Ratios to average net assets:[4]
Net investment income	3.35%	2.78%	2.99%	3.58%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.54%	1.48%	1.49%	1.48%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.01%	0.01%	0.02%	0.03%

Total expenses	1.58%	1.59%	1.52%	1.54%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.59%	1.52%	1.54%	1.55%

Portfolio turnover rate	4%	8%	15%	15%	14%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.39	$3.32	$3.18

Income (loss) from investment operations:
Net investment income[2]	0.14	0.12	0.13	0.11
Net realized and unrealized gain (loss)	0.08	(0.33)	0.08	0.14

Total from investment operations	0.22	(0.21)	0.21	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.12)	(0.14)	(0.11)

Net asset value, end of period	$3.16	$3.06	$3.39	$3.32

Total Return, at Net Asset Value[3]	7.42%	(6.34)%	6.38%	7.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213,528	$170,966	$207,859	$54,894

Average net assets (in thousands)	$191,461	$210,498	$157,688	$15,811

Ratios to average net assets:[4]
Net investment income	4.35%	3.80%	3.95%	4.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.50%	0.54%	0.48%	0.46%
Interest and fees from borrowings	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.01%	0.01%	0.02%

Total expenses	0.58%	0.59%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.59%	0.52%	0.51%

Portfolio turnover rate	4%	8%	15%	15%

1. For the period from March 30, 2011 (inception of offering) to December 30, 2011, the last business day of the reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

50 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Portfolio Series, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

51 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 2. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$26,951,506	$—	$99,364,398	$256,373,851

52 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

1. As of December 31, 2014, the Fund had $99,364,398 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$53,401,694
2017	16,519,543
2018	813,470
No expiration	28,629,691

Total	$99,364,398

2. During the fiscal year ended December 31, 2014, the Fund utilized $5,134,869 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$96,932	$12,028,635	$11,931,703

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Exempt-interest dividends	$133,939,882	$169,476,979
Ordinary income	1,299,984	825,672

Total	$135,239,866	$170,302,651

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

53 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$3,797,351,787 [1]

Gross unrealized appreciation	$91,384,134
Gross unrealized depreciation	(347,757,985)

Net unrealized depreciation	$(256,373,851)

1. The Federal tax cost of securities does not include cost of $56,101,188, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the

54 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

55 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

56 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$2,514,062,371	$527,697	$2,514,590,068
U.S. Possessions	—	1,076,313,126	—	1,076,313,126
Common Stock	—	—	6,175,930	6,175,930

Total Assets	$—	$3,590,375,497	$6,703,627	$3,597,079,124

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with

57 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 4. Investments and Risks (Continued)

such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate

58 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The

59 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 4. Investments and Risks (Continued)

Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $58,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2014, municipal bond holdings with a value of $163,693,583 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $58,250,000 in short-term floating rate securities issued and outstanding at that date.

At December 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$40,000,000	NY TSASC, Inc. (TFABs) LIFERS[3]	8.161%	6/1/26	$40,034,800
9,380,000	NYC GO ROLs[3]	9.579	8/1/26	12,774,247
13,045,000	NYC GO ROLs[3]	9.579	8/1/27	17,619,360
14,345,000	NYC GO ROLs[3]	9.577	8/1/27	19,374,214
11,485,000	NYC GO ROLs[3]	9.579	8/1/26	15,640,962

				$105,443,583

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by

60 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $58,250,000 or 1.59% of its total assets as of December 31, 2014.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$1,935,000
Market Value	$1,466,996
Market Value as % of Net Assets	0.04%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of December 31, 2014, securities with an aggregate market value of $76,952,971, representing 2.15% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

61 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	75,769,414	$236,979,731	244,028,687	$798,125,473
Dividends and/or distributions reinvested	24,583,455	77,018,825	33,385,222	108,523,596
Redeemed	(265,401,953)	(828,270,229)	(492,236,529)	(1,574,301,661)

Net decrease	(165,049,084)	$(514,271,673)	(214,822,620)	$(667,652,592)

Class B
Sold	110,975	$347,122	682,997	$2,236,742
Dividends and/or distributions reinvested	132,989	416,051	172,565	561,548
Redeemed	(2,332,312)	(7,282,685)	(2,936,352)	(9,543,355)

Net decrease	(2,088,348)	$(6,519,512)	(2,080,790)	$(6,745,065)

Class C
Sold	28,164,114	$87,686,888	68,039,927	$222,477,746
Dividends and/or distributions reinvested	6,285,468	19,597,031	10,713,990	34,695,767
Redeemed	(97,360,561)	(302,359,382)	(160,263,488)	(509,374,433)

Net decrease	(62,910,979)	$(195,075,463)	(81,509,571)	$(252,200,920)

Class Y
Sold	39,595,985	$123,623,515	38,362,268	$125,005,386
Dividends and/or distributions reinvested	1,516,041	4,752,392	2,097,810	6,805,270
Redeemed	(29,267,160)	(91,355,631)	(46,045,806)	(147,240,996)

Net increase (decrease)	11,844,866	$37,020,276	(5,585,728)	$(15,430,340)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$142,733,232	$881,714,270

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.40% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended December 31, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$26,458
Payments Made to Retired Trustees	77,432
Accumulated Liability as of December 31, 2014	482,572

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NOTES TO FINANCIAL STATEMENTS Continued 7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

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7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
December 31, 2014	$126,158	$212,353	$24,594	$69,855

8. Borrowings and Other Financing

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial

65 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 8. Borrowings and Other Financing (Continued)

paper issuance rates (0.1563% as of December 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended December 31, 2014 equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of December 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1563%. Details of the borrowings for the year ended December 31, 2014 are as follows:

Average Daily Loan Balance	$15,743,288
Average Daily Interest Rate	0.154%
Fees Paid	$1,663,344
Interest Paid	$31,073

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended December 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

66 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended December 31, 2014.

Details of reverse repurchase agreement transactions for the year ended December 31, 2014 are as follows:

Fees Paid	$579,111

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

67 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rochester Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term New York Municipal Fund (a separate series of Rochester Portfolio Series) including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term New York Municipal Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 25, 2015

68 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2014 are eligible for the corporate dividend-received deduction. 99.04% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (61.4%), Puerto Rico (37.4%), Guam (0.7%), Virgin Islands (0.5%).

During 2014, 15.1482% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

69 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

70 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Muni Single State Short category. The Board noted that the five-year and ten-year performance was better than its category median although its one-year and three-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Muni Single State Short funds with comparable asset levels and distribution features. The Fund’s contractual management fees were lower than its peer group median and category median. The Fund’s total expenses were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held

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David K. Downes, Continued	the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of

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Joanne Pace, Continued	The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948	President of Wold Energy Partners, LLC (oil and gas exploration and production) (since 2013); Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, LLC (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming

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TRUSTEES AND OFFICERS Unaudited / Continued

Peter I. Wold, Continued	Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc.

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William F. Glavin, Jr., Continued	An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

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Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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87 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (800 225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0355.001.1214 February 23, 2015

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $46,500 in fiscal 2014 and $45,600 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,012,359 in fiscal 2014 and $697,965 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,069 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,489,428 in fiscal 2014 and $1,279,585 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2015